QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement (File Number 333-154712) on Form S-8 of Touchmark Bancshares, Inc. of our report dated April 14, 2010 relating to our audit of the consolidated financial statements, which appears in this Annual Report on Form 10-K of Touchmark Bancshares, Inc. for the year ended December 31, 2009.

Atlanta, Georgia
April 15, 2010

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM